SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2006

INNKEEPERS USA TRUST

(Exact name of registrant as specified in its charter)
Maryland	0-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Royal Poinciana Way

Suite 306

Palm Beach, Florida 33480

(Address and zip code of

principal executive offices)

Registrant's telephone number, including area code: (561) 835-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Innkeepers USA Trust (the "Company"), the Company announced that Dennis M. Craven will join the Company as its Chief Financial Officer as of March 31, 2006.

Mr. Craven's initial annual base salary will be $220,000 and he will be eligible for an annual cash bonus based on a combination of corporate and individual performance goals to be determined by the Compensation Committee of the Company's Board of Trustees. For calendar year 2006, the bonus will be prorated, subject to a minimum $60,000 cash bonus. The Company will also reimburse Mr. Craven for relocation expenses.

The Company will grant Mr. Craven 25,000 restricted common shares, which will have immediate voting and dividend rights and will vest in equal installments on March 31 of each of 2007-2010.

The Company and Mr. Craven have agreed to enter into a into a severance agreement, which will provide for cash severance upon termination of employment under certain conditions. If Mr. Craven is entitled to severance under the terms of the severance agreement, the severance will be equal to (a) fifty percent (50%) of his then-current annual salary if such termination occurs within one year of his start date; (b) one hundred percent (100%) of his then-current annual salary if such termination occurs after one year but within two years of his start date; or (c) one hundred fifty percent (150%). If his termination occurs in connection with a "change of control", as defined in the severance agreement, he is entitled to severance equal to (a) one hundred fifty percent (150%) of his then-current annual salary plus (b) the greater of (x) his average annual bonus for the three prior fiscal years and (y) his annual bonus for the prior fiscal year, and in that event (1) any unvested share options or restricted shares held by him will vest and (2) he will be indemnified for any excise tax incurred on any "excess parachute payments" as defined in the Internal Revenue Code of 1986, as amended.

The Company and Mr. Craven have also agreed to ender into an indemnification agreement, which will provide for certain indemnification, to the maximum extent permitted by law, against expenses and costs incurred by him in connection with claims arising as a result of his service with the Company.

Item 7.01 Regulation FD Disclosure

A copy of a press release announcing Mr. Craven's appointment is furnished as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits

(c) Exhibits.

99.1 Press release of Innkeepers USA Trust dated March 28, 2006, announcing that Dennis M. Craven will join the Company as its Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNKEEPERS USA TRUST

(Registrant)

Date: March 28, 2006 By: __/s/ Mark A. Murphy__ Mark A. Murphy

General Counsel and Secretary

EXHIBIT INDEX

Exhibit Description

99.1 Press release of Innkeepers USA Trust dated March 28, 2006, announcing that Dennis M. Craven will join the Company as its Chief Financial Officer.

EXHIBIT 99.1

For Immediate Release

Contact:

Bruce Riggins (Company) Jerry Daly or Carol McCune

Chief Financial Officer Daly Gray (Media)

(561) 227-1302 (703) 435-6293

Innkeepers USA Trust Names Dennis Craven Chief Financial Officer

PALM BEACH, Fla., March 28, 2006--Innkeepers USA Trust (NYSE: KPA), a hotel real estate investment trust (REIT) and a leading owner of upscale extended-stay hotel properties throughout the United States, today announced that Dennis M. Craven will join the company as chief financial officer, effective March 31, 2006. Craven will succeed Bruce Riggins who resigned, effective March 31.

"Dennis has the depth and breadth of expertise we need in this critical position, including public company and hotel REIT experience, as well as a strong track record in banking, finance and accounting," said Jeffrey Fisher, president and chief executive officer. "He also has extensive experience in acquisitions, one of our key sources of external growth."

Prior to joining Innkeepers, Craven was principal of Addison Capital Advisors in Memphis, Tenn., an investment firm specializing in strategic planning, investment analysis and equity and debt financing for start-up and early stage companies. Prior to that, he was senior vice president and chief accounting officer of Independent Bank in Memphis, where he specialized in corporate financial planning and analysis. Previously, he served as vice president and chief accounting officer for RFS Hotel Investors, an NYSE-listed REIT acquired in 2003 by CNL Hotels & Resorts. He began his career at PricewaterhouseCoopers where he rose to the level of senior manager.

Innkeepers USA Trust owns 70 hotels with a total of 8,825 suites or rooms in 20 states and Washington, D.C., and focuses on acquiring and/or developing premium branded upscale extended-stay, select-service and full-service hotels and the rebranding and repositioning of other hotel properties. For more information about Innkeepers USA Trust, visit the company's Web site at www.innkeepersusa.com.

This press release, and other publicly available information on the Company, includes forward looking statements within the meaning of federal securities law. These statements include terms such as "should", "may", "believe" and "estimate", or assumptions, estimates or forecasts about future hotel and Company performance and results, and the Company's future need for capital. Such statements should not be relied on because they involve risks that could cause actual results to differ materially from the Company's expectations when such statements are made. Some of these risks are set forth in reports filed from time to time with the SEC and include, without limitation, (i) the operational risks of the hotel business (including decreasing hotel revenues and increasing hotel expenses) under the company's taxable REIT subsidiary structure, (ii) risks that war, terrorism or similar activities, widespread health alerts, disruption in oil imports or higher oil prices or changes in domestic or international political environments negatively affect the travel industry and the company, (iii) risk of declines in the performance and prospects of businesses and industries (e.g., technology, automotive, aerospace, pharmaceuticals) that are important hotel demand generators in the company's key markets (e.g. the Silicon Valley, CA, Northern NJ, Washington, DC, etc.), (iv) risk that poor, declining and/or uncertain international, national, regional and/or local economic conditions will, among other things, negatively affect demand for the company's hotel rooms and the availability and terms of financing, (v) risk that the company's ability to maintain its properties in competitive condition becomes prohibitively expensive, (vi) risk that pricing in the hotel acquisition market becomes prohibitively expensive or non-financeable and that potential acquisitions or developments do not perform in accordance with expectations, (vii) risk that the Company may invest in hotels of a size or nature (e.g., upscale full service or resort) different than those it has focused on historically (e.g., upscale extended-stay, and mid-scale limited service); (viii) risks related to an increasing focus on development, including permitting risks, increasing the proportion of Company assets not producing revenue at a given time and risks that projects cost more, take longer to complete or do not perform as anticipated; (ix) changes in travel patterns or the prevailing means of commerce (i.e., e-commerce) may reduce demand for hotels in general or the Company's hotels in particular, (x) the complex tax rules that the company must satisfy to qualify as a REIT and the potentially severe consequences of failing to satisfy such requirements, and (xi) governmental regulation that may increase the company's cost of doing business or otherwise negatively effect its business or its attractiveness as an investment and create risk of liability for non-compliance (e.g., changes in laws affecting wages, taxes or dividends, compliance with building codes, compliance with the Americans with Disabilities Act, workers compensation law changes, the Sarbanes-Oxley law, etc.). The Company undertakes no obligation to update any forward looking statement to reflect actual results, changes in the Company's expectation, or for any other reason.

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